UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________________
FORM 8-K
 _____________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 2, 2020
 _____________________________________________________________________________________
GREENHILL & CO., INC.
(Exact name of registrant as specified in its charter)

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Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Park Avenue New York, New York	10022 (ZIP Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 389-1500
Former name or former address, if changed since last report: NOT APPLICABLE
  _____________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	GHL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers
On March 2, 2020, Mr. Stephen L. Key, an independent director, informed Greenhill & Co., Inc. (the “Corporation”) that he has decided to retire from the Board of Directors of the Corporation (the “Board”) at the end of his current term and does not intend to stand for re-election at the Corporation’s annual meeting of shareholders to be held on April 23, 2020. Mr. Key, age 76, has served on the Corporation’s Board since 2004. He will remain on the Board and the committees he serves until immediately prior to the call to order of the Corporation’s annual meeting of shareholders on April 23, 2020.
Item 5.03 Amendments to Articles of Incorporation or Bylaws
On March 4, 2020, the Board amended and restated the Corporation’s Bylaws (as so amended and restated, the “Bylaws”) to implement proxy access. The Bylaws include a new Section 2.14 that permits a shareholder, or a group of up to twenty shareholders, owning at least three percent of the Corporation’s outstanding shares of common stock continuously for at least three years to nominate and include in the Corporation’s annual meeting proxy materials director nominees constituting the greater of two directors or twenty percent of the total number of directors of the Corporation, provided that the shareholder(s) and nominee(s) satisfy the requirements specified in the Bylaws.

The foregoing description is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Section 9.	Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

3.1	Amended and Restated By-Laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Greenhill & Co., Inc.

Date: March 5, 2020	By:	/s/ Gitanjali Pinto Faleiro
Name: Gitanjali Pinto Faleiro
Title: General Counsel & Corporate Secretary